UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 2, 2013

TRIPLE-S MANAGEMENT CORPORATION
(Exact Name of Registrant as Specified in Charter)

Puerto Rico	001-33865	66-0555678
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Registrant’s telephone number, including area code: 787-749-4949

1441 F.D. Roosevelt Avenue, San Juan, Puerto Rico 00920
(Address of Principal Executive Offices and Zip Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02.               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers.

On December 2, 2013, Triple-S Management Corporation (the “Company”) appointed Roberto García-Rodríguez as Chief Operating Officer of the Company, effective immediately.

Mr. García-Rodríguez, 49, has served as the Company’s Vice President and General Counsel since May 2008 and became the Company’s Secretary in May 2010.  Before joining the Company, Mr. García-Rodríguez served as Vice President and General Counsel of the Puerto Rico Telephone Company (“PRT”), Puerto Rico’s incumbent telecommunications operator and its largest provider of fixed and mobile telephony, from September 2004 to April 2007, and as Vice President of Corporate and Legal Affairs of PRT from April 2007 to March 2008.

Mr. García-Rodríguez holds a B.A. from Harvard University, an M.B.A. from Stanford Graduate School of Business, and a J.D. from Stanford Law School.  He also completed the Advanced Management Program at Harvard Business School and graduate studies in international relations and diplomacy at Spain’s Escuela Diplomática.

Item 7.01.	Regulation FD Disclosure.

As previously announced, the Company is hosting an investor day at the New York Stock Exchange on December 6, 2013. Ramón M. Ruiz-Comas, President and Chief Executive Officer, Amílcar L. Jordán-Pérez, Vice President, Chief Financial Officer and Chief Accounting Officer, and other members of the Company’s senior management team will be presenting at the event.  The session will provide information about the Company’s financial prospects, as well as information about the Company’s business and strategy.

A streaming audio webcast of the event, along with the slide presentation and script used at the event, will be available on the Investor Relations section of the Company’s website at www.triplesmanagement.com. The presentation is expected to begin at 1:00 p.m. Eastern Standard time, and to conclude at approximately 3:00 p.m. Eastern Standard time. Listeners should log on approximately 10 minutes in advance to ensure proper setup for accessing the webcast.  A replay of the webcast will be available on the Company’s website shortly after the conclusion of the event until 11:59 p.m. Eastern Standard time on Friday, December 27, 2013.

The information contained in Item 7.01 and 9.01 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibits are furnished herewith:

Exhibit 99.1	Triple-S Management Corporation 2013 Investor Day Presentation.

Exhibit 99.2	Script for the Triple-S Management Corporation 2013 Investor Day Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIPLE-S MANAGEMENT CORPORATION

Date: December 6, 2013	By:	/s/ Ramón M. Ruiz-Comas
Name: Ramón M. Ruiz-Comas
Title: President & Chief Executive Officer